AMERICAN GENERAL ANNUITY INSURANCE COMPANY
UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL FIXED AND
VARIABLE DEFERRED ANNUITY CONTRACTS
ELITEPLUS(R) VALUE
A.G. SEPARATE ACCOUNT A
                                                                  August 1, 2000

PROSPECTUS

Under the Flexible Premium Fixed and Variable Deferred Annuity Contracts (the "Contracts") described in this prospectus, you may accumulate Account Value on a fixed or variable basis and receive annuity payments on a fixed or variable basis. We designed the Contracts for use by individuals in retirement plans on a Qualified or Non-Qualified basis.

The Contract permits you to invest in and receive retirement benefits in up to 3 Fixed Account Options and/or an array of up to 15 Variable Account Options described in this prospectus.

--------------------------------------------------------------------------------

American General Annuity Insurance Company (the "Company") is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. The Company's membership in IMSA applies to the Company only and not to its products or affiliates.

This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated August 1, 2000, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This Statement of Additional Information contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-424-4990.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                     PAGE
                                                     ----
ABOUT THE PROSPECTUS...............................     1

FEE TABLE..........................................     2

SUMMARY............................................     4
    Fixed and Variable Options.....................     4
    Guaranteed Death Benefit.......................     5
    Transfers......................................     5
    Fees and Charges...............................     5
    Payout Options.................................     5
    Federal Tax Information........................     6
    Purchase Requirements..........................     6

SELECTED PURCHASE UNIT DATA........................     7

GENERAL INFORMATION................................     8
    About the Contract.............................     8
    About the Company..............................     8
    About A.G. Separate Account A..................     8
    Units of Interest..............................     9
    Distribution of the Contracts..................     9

VARIABLE ACCOUNT OPTIONS...........................    10

PURCHASE PERIOD....................................    11
    Purchase Payments..............................    11
    Right to Return................................    11
    Purchase Units.................................    11
    Calculation of Purchase Unit Value.............    11
    Choosing Investment Options....................    12
         Fixed Account Options.....................    12
         Variable Account Options..................    12
    Stopping Purchase Payments.....................    12

TRANSFERS BETWEEN INVESTMENT OPTIONS...............    13
    During the Purchase Period.....................    13
    During the Payout Period.......................    13
    Communicating Transfer or Reallocation
      Instructions.................................    13
    Sweep Account Program..........................    14
    Effective Date of Transfer.....................    14
    Reservation of Rights and Market Timing........    14
    Dollar Cost Averaging Program..................    14
    Portfolio Rebalancing Program..................    15

FEES AND CHARGES...................................    16
    Account Maintenance Fee........................    16
    Surrender Charge...............................    16
         Amount of Surrender Charge................    16
         10% Free Withdrawal.......................    16
         Exceptions to Surrender Charge............    16
    Premium Tax Charge.............................    17
    Separate Account Charges.......................    17
    Fund Annual Expense Charges....................    17
    Other Tax Charges..............................    17

PAYOUT PERIOD......................................    18
    Fixed Payout...................................    18
    Variable Payout................................    18
    Combination Fixed and Variable Payout..........    18
    Payout Date....................................    18
    Payout Options.................................    18
    Payout Information.............................    19



                                                     PAGE
                                                     ----

SURRENDER OF ACCOUNT VALUE.........................    20
    When Surrenders Are Allowed....................    20
    Amount That May Be Surrendered.................    20
    Surrender Restrictions.........................    20
    Partial Surrender..............................    20
    Systematic Withdrawal Program..................    20
    Distributions Required By Federal Tax Law......    21

EXCHANGE PRIVILEGE.................................    22
    Restrictions on Exchange Privilege.............    22
    Charges and Taxes..............................    22

DEATH BENEFITS.....................................    23
    Beneficiary Information........................    23
    Special Information for Individual Non-Tax
      Qualified Contracts..........................    23
    Joint Owner Spousal Election Information.......    23
    During the Purchase Period.....................    23
    During the Payout Period.......................    23

HOW TO REVIEW INVESTMENT PERFORMANCE OF SEPARATE
  ACCOUNT DIVISIONS................................    24
    Types of Investment Performance Information
      Advertised...................................    24
      Total Return Performance Information.........    24
      Standard Average Annual Total Return.........    24
      Nonstandard Average Annual Total Return......    24
      Cumulative Total Return......................    24
      Annual Change in Purchase Unit Value.........    25
      Cumulative Change in Purchase Unit Value.....    25
      Total Return Based on Different Investment
         Amounts...................................    25
      An Assumed Account Value of $10,000..........    25
      Yield Performance Information................    25
      AGSPC Money Market Division..................    25
      Divisions Other Than Money Market
         Divisions.................................    25

PERFORMANCE INFORMATION............................    25
    Average Annual Total Return, Cumulative Return
      and Annual and Cumulative Change in Purchase
      Unit Value Tables............................    25

OTHER CONTRACT FEATURES............................    29
    Change of Beneficiary..........................    29
    Cancellation -- The 10 Day "Free Look".........    29
    We Reserve Certain Rights......................    29

VOTING RIGHTS......................................    30
    Who May Give Voting Instructions...............    30
    Determination of Fund Shares Attributable to
      Your Account.................................    30
      During Purchase Period.......................    30
      During Payout Period or after a Death Benefit
         Has Been Paid.............................    30
    How Fund Shares Are Voted......................    30

FEDERAL TAX MATTERS................................    31
    Type of Plans..................................    31
    Tax Consequences in General....................    31
    Effect of Tax-Deferred Accumulations...........    32
    The Power of Tax-Deferred Growth...............    32

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, Company and AGAIC mean American General Annuity Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the contract owner, annuitant or beneficiary.

We will use a number of other specific terms in this prospectus. We will, when that term is used in this prospectus, provide you with a definition of that term. The terms used in this prospectus for which we will provide you a definition are:

DEFINED TERMS                  PAGE NO.
-------------                  --------
Account Value..............             13
A.G. Separate Account A....             30
Annuitant..................             23
Annuity Service Center.....             13
Assumed Investment Rate....             18
Beneficiary................             23
Contract Anniversary.......     5,13,16,23
Contract Owner.............             30
Contract Year..............          13,16
Divisions..................             24
Fixed Account Options......             23
Mutual Fund or Fund........              8
Payout Period..............             13
Payout Unit................             18
Purchase Payments..........          11,24
Purchase Period............             13
Purchase Unit..............             11
Variable Account Options...          10,23

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about the Company, the Contract, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in the A.G. Separate Account A are offered. The Contract will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of the Contract except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of the Contract. It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

FEE TABLE
--------------------------------------------------------------------------------
CONTRACT OWNER EXPENSES(1)

  Maximum Surrender Charge..................................      7.00%
    (as a percentage of the Purchase Payment withdrawn and based on the length of time from when each Purchase Payment was received)
  Transfer Fee(2)...........................................       $25
                                                              or 2% of the
                                                        amount transferred
ACCOUNT MAINTENANCE FEE(3)..................................       $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of Average Account Value):

  Mortality and Expense Risk Fee............................      0.70%
  Administration Fee........................................       .15%
                                                                 -----
         Total Separate Account Fee.........................      0.85%

---------------
(1) Premium taxes are not shown here, but may be charged by some states. See:
    "Premium Tax Charge" in this prospectus.

(2) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose such a fee in the future which will not exceed the lesser of $25 or 2% of the amount transferred. See the "Transfers Between Investment Options" section of this prospectus.

(3) During the Purchase Period, if the Account Value on a Contract Anniversary is at least $25,000, then no Account Maintenance Fee will be deducted for that Contract Year. See the "Fees and Charges" section in this prospectus.

FUND ANNUAL EXPENSES
(as a percentage of net assets):

                                                                                                     TOTAL
                                                                                                    ANNUAL
                                                                                                   PORTFOLIO
                                                              MANAGEMENT                           EXPENSES
                                                              FEES (AFTER   12b-1      OTHER        (AFTER
                            FUND                              FEE WAIVER)   FEES    EXPENSES(1)   FEE WAIVER)
                            ----                              -----------   -----   -----------   -----------
AGSPC Government Securities Fund(2)                              0.50%        --       0.09%         0.59%
AGSPC Growth and Income Fund(2)                                  0.75         --       0.07          0.82
AGSPC International Equities Fund(2)                             0.35         --       0.08          0.43
AGSPC Money Market Fund(2)                                       0.50         --       0.07          0.57
AGSPC Stock Index Fund(2)                                        0.26         --       0.06          0.32
AIM V.I. Capital Appreciation Fund(2)                            0.62         --       0.11          0.73
AIM V.I. Diversified Income Fund(2)                              0.60         --       0.23          0.83
OCCAT Managed Portfolio(3)                                       0.77         --       0.06          0.83
Oppenheimer Capital Appreciation Fund/VA(2)                      0.68         --       0.02          0.70
Oppenheimer High Income Fund/VA(2)                               0.74         --       0.01          0.75
Oppenheimer Main Street Growth & Income Fund/VA(2)               0.73         --       0.05          0.78
Oppenheimer Small Cap Growth Fund/VA(2)(4)                       0.75         --       0.59          1.34
Templeton Developing Markets Securities Fund -- Class
  2(2)(5)(6)                                                     1.25       0.25%      0.31          1.81
Templeton International Securities Fund -- Class 2(2)(6)(7)      0.69       0.25       0.19          1.13
Van Kampen LIT Emerging Growth Portfolio(2)(8)                   0.67         --       0.18          0.85

------------

(1) OTHER EXPENSES includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses. See each Fund's prospectus for a detailed explanation of these fees.

(2) The Company has entered into certain arrangements under which it is compensated by the Fund's advisers or administrators for administrative services the Company provides to the Funds.


(3) The management fees reflect effective management fees after taking into effect any waiver. Other expenses are shown net of certain expense offsets afforded the Portfolio. Total annual portfolio operating expenses for the Portfolio are limited by OpCap Advisors so that their respective annualized operating expenses (net of expense offsets) do not exceed 1.00% of the Portfolio's average daily net assets. The gross expenses for the Portfolio are shown in the Fund Annual Expenses table above.


(4) Other Expenses for the Oppenheimer Small Cap Growth Fund/VA are net of voluntary assumption of 0.49% in Other Expenses by the Fund's adviser.

(5) On February 8, 2000, shareholders of the Templeton Developing Markets Fund approved a merger and reorganization that combined the Templeton Developing Markets Fund with the Templeton Developing Markets Equity Fund, effective May 1, 2000. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. The table shows restated total expenses for the Templeton Developing Markets Securities Fund based on the new fund fees and the assets of the Templeton Developing Markets Fund as of December 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fund fees and the fund's combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management Fees 1.25%, 12b-1 Fees 0.25%, Other Expenses 0.29%, and Total Annual Portfolio Expenses 1.79%.

(6) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

(7) On February 8, 2000, shareholders of the Templeton International Fund approved a merger and reorganization that combined the Templeton International Fund with the Templeton International Equity Fund, effective May 1, 2000. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. The table shows restated total expenses for the Templeton International Securities Fund based on the new fund fees and the assets of the Templeton International Fund as of December 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fund fees and the fund's combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management Fees 0.65%, 12b-1 Fees 0.25%, Other Expenses 0.20%, and Annual Expenses 1.10%.

(8) In the absence of management fee waiver, management fees, other expenses and total annual portfolio operating expenses, respectively, for the Van Kampen LIT Emerging Growth Portfolio would be: 0.70%, 0.18%, and 0.88%.

EXAMPLE #1 -- If you do not surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option with either a life contingency or for a guaranteed period of at least five years:(1) This Example #1 assumes the continuation of any fee waivers described in the "Fee
Table -- Fund Annual Expenses" section of this Prospectus.

--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under the Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS(2)   10 YEARS(2)
                                                             ------   -------   ----------   -----------
AGSPC Government Securities Fund Division 4                   $15       $47         N/A          N/A
AGSPC Growth and Income Fund Division 1                        17        54         N/A          N/A
AGSPC International Equities Fund Division 2                   13        42         N/A          N/A
AGSPC Money Market Portfolio Division 6                        15        46         N/A          N/A
AGSPC Stock Index Fund Division 5                              12        38         N/A          N/A
AIM V.I. Capital Appreciation Fund Division 8                  16        51         N/A          N/A
AIM V.I. Diversified Income Fund Division 9                    17        54         N/A          N/A
OCCAT Managed Portfolio Division 3                             17        54         N/A          N/A
Oppenheimer Capital Appreciation Fund/VA Division 10           16        50         N/A          N/A
Oppenheimer High Income Fund/VA Division 12                    17        52         N/A          N/A
Oppenheimer Main Street Growth & Income Fund/VA Division 11    17        53         N/A          N/A
Oppenheimer Small Cap Growth Fund/VA Division 13               23        70         N/A          N/A
Templeton Developing Markets Securities Fund -- Class 2
  Division 14                                                  27        84         N/A          N/A
Templeton International Securities Fund -- Class 2 Division
  15                                                           20        63         N/A          N/A
Van Kampen LIT Emerging Growth Portfolio Division 7            18        55         N/A          N/A


EXAMPLE #2 -- If you surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option without a life contingency for a guaranteed period of less than five years:(1) This Example #2 assumes the continuation of any fee waivers described in the "Fee Table -- Fund Annual Expenses" section of this Prospectus.

--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under the Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS(2)   10 YEARS(2)
                                                             ------   -------   ----------   -----------
AGSPC Government Securities Fund Division 4                   $85      $ 97         N/A          N/A
AGSPC Growth and Income Fund Division 1                        87       104         N/A          N/A
AGSPC International Equities Fund Division 2                   83        92         N/A          N/A
AGSPC Money Market Fund Division 6                             85        96         N/A          N/A
AGSPC Stock Index Fund Division 5                              82        88         N/A          N/A
AIM V.I. Capital Appreciation Fund Division 8                  86       101         N/A          N/A
AIM V.I. Diversification Income Fund Division 9                87       104         N/A          N/A
OCCAT Managed Portfolio Division 3                             87       104         N/A          N/A
Oppenheimer Capital Appreciation Fund/VA Division 10           86       100         N/A          N/A
Oppenheimer High Income Fund/VA Division 12                    87       102         N/A          N/A
Oppenheimer Main Street Growth & Income Fund/VA Division 11    87       102         N/A          N/A
Oppenheimer Small Cap Growth Fund/VA Division 13               93       119         N/A          N/A
Templeton Developing Market Securities Fund -- Class 2
  Division 14                                                  97       132         N/A          N/A
Templeton International Securities Fund -- Class 2 Division
  15                                                           90       113         N/A          N/A
Van Kampen LIT Emerging Growth Portfolio Division 7            88       104         N/A          N/A

Note: These examples should not be considered representations of past or future expenses for A.G. Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners understand the various expenses of A.G. Separate Account A and the Funds which are, in effect, passed on to the Contract Owners.

This Fee Table shows all charges and expenses which may be deducted from the assets of A.G. Separate Account A and from the Funds in which A.G. Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and the descriptions of fees and charges in each of the Fund's prospectuses. Any and all limitations on total charges and expenses are reflected in this Fee Table.

(1) Payout Payments under a Payout Option may not commence prior to the end of the fourth Contract Year.
(2) "N/A" indicates that SEC rules require that the Divisions complete Examples for only the one and three year period.

SUMMARY
--------------------------------------------------------------------------------

The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read this entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contract offers a choice from among 15 Variable Account Options. The Contract also offers three Fixed Account Options, two of which, the DCA One Year Guarantee Period Option and the DCA Six Month Guarantee Period Option, are available only for dollar cost averaging. See the "Dollar Cost Averaging Program" section of this prospectus.

--------------------------------------------------------------------------------

          FIXED ACCOUNT
          OPTIONS
---------------------------------------------------------------------------------------------------------------------
FIXED     One Year             Guaranteed current interest income       --                            --
OPTIONS   Guarantee
          Period ("One
          Year Fixed
          Account")
          -----------------------------------------------------------------------------------------------------------
          DCA One Year         Guaranteed current interest income       --                            --
          Guarantee
          Period ("DCA
          One Year Fixed
          Account")
          -----------------------------------------------------------------------------------------------------------
          DCA Six Month        Guaranteed current interest income       --                            --
          Guarantee
          Period ("DCA
          Six Month Fixed
          Account")
---------------------------------------------------------------------------------------------------------------------
          VARIABLE             INVESTMENT OBJECTIVE                     ADVISER                       SUB-ADVISER
          ACCOUNT
          OPTIONS
---------------------------------------------------------------------------------------------------------------------
EQUITY    AGSPC Growth         Seeks to provide long-term growth        VALIC                         --
FUNDS     and Income           of capital and, secondarily,
          Fund*                current income through investment
                               in common stocks and equity-related
                               securities.
          -----------------------------------------------------------------------------------------------------------
          AGSPC                Seeks to provide long-term growth        VALIC                         --
          International        of capital through investments
          Equities Fund*       primarily in a diversified
                               portfolio of equity and equity
                               related securities of foreign
                               issuers that, as a group, are
                               expected to provide investment
                               results closely corresponding to
                               the performance of the EAFE Index.
          -----------------------------------------------------------------------------------------------------------
          AGSPC Stock          Seeks long-term capital growth           VALIC                         --
          Index Fund*          through investment in common stocks
                               that, as a group, are expected to
                               provide investment results closely
                               corresponding to the performance of
                               the Standard & Poor's 500 Stock
                               Index(R).
          -----------------------------------------------------------------------------------------------------------
          AIM V.I.             Growth of capital through                A I M Advisors, Inc.          --
          Capital              investments in common stocks, with
          Appreciation         emphasis on medium-sized and
          Fund**               smaller growth companies.
          -----------------------------------------------------------------------------------------------------------
          OCCAT Managed        Growth through investments in            OpCap Advisors                PIMCO Advisors
          Portfolio*****       common stocks,                                                         L.P.
                               bonds and cash equivalents.
          -----------------------------------------------------------------------------------------------------------
          Oppenheimer          Seeks to achieve capital                 OppenheimerFunds, Inc.        --
          Capital              appreciation by investing in
          Appreciation         securities of well-known
          Fund/VA***           established companies.
          -----------------------------------------------------------------------------------------------------------
          Oppenheimer          Seeks high total return (which           OppenheimerFunds, Inc.        --
          Main Street          includes growth in the value of its
          Growth & Income      shares as well as current income)
          Fund/VA***           from equity and debt related
                               securities. From time to time, the
                               Fund may focus on small to medium
                               capitalization common stocks, bonds
                               and convertible securities.
          -----------------------------------------------------------------------------------------------------------
          Oppenheimer          Seeks to provide capital                 OppenheimerFunds, Inc.        --
          Small Cap            appreciation primarily through
          Growth               investments in securities of small
          Fund/VA***           cap companies with a market
                               capitalization of up to $1.8
                               billion.
          -----------------------------------------------------------------------------------------------------------
          Templeton            Seeks long-term capital                  Templeton Asset               --
          Developing           appreciation. The Fund invests           Management, Ltd.
          Markets              primarily in emerging market equity
          Securities           securities.
          Fund --
          Class 2****
          -----------------------------------------------------------------------------------------------------------
          Templeton            Seeks long-term capital growth. The      Templeton Investment          --
          International        Fund invests primarily in stocks of      Counsel, Inc.
          Securities           companies located outside the
          Fund -- Class        United States, including those in
          2****                emerging markets.
          -----------------------------------------------------------------------------------------------------------
          Van Kampen LIT       Capital appreciation by investing        Van Kampen Asset              --
          Emerging Growth      in common stocks of emerging growth      Management Inc.
          Portfolio******      companies.
---------------------------------------------------------------------------------------------------------------------
INCOME    AGSPC                Seeks high current income and            VALIC                         --
FUNDS     Government           protection of capital through
          Securities           investments in intermediate and
          Fund*                long-term U.S. Government debt
                               securities.
          -----------------------------------------------------------------------------------------------------------
          AIM V.I.             Achieve a high level of current          A I M Advisors, Inc.          --
          Diversified          income.
          Income Fund**
          -----------------------------------------------------------------------------------------------------------
          Oppenheimer          Seeks to provide a high level of         OppenheimerFunds, Inc.        --
          High Income          current income from investment in
          Fund/VA***           high yield fixed-income securities.
---------------------------------------------------------------------------------------------------------------------
MONEY     AGSPC Money          Seeks liquidity, protection of           VALIC                         --
MARKET    Market Fund*         capital and current income through
FUND                           investments in short-term money
                               market securities.
---------------------------------------------------------------------------------------------------------------------

     * A series of American General Series Portfolio Company ("AGSPC"). ** A series of AIM Variable Insurance Funds.
   *** A series of Oppenheimer Variable Account Funds.
  **** A series of Franklin Templeton Variable Insurance Products Trust. ***** A series of OCC Accumulation Trust ("OCCAT").
****** A series of Van Kampen Life Investment Trust.

--------------------------------------------------------------------------------

A detailed description of the investment objective of each Fund can also be found in each Fund's current prospectus.

GUARANTEED DEATH BENEFIT

The Contract offers a death benefit equal to the greater of:

- Net Purchase Payments (Purchase Payments less any partial surrenders), or

- Account Value as of the end of the Valuation Period immediately following receipt of proof of death and the election of the death benefit payment. TRANSFERS


You may transfer money in your account among the Contract's investment options free of charge. We reserve the right, however, to impose a fee of $25 or 2% of the amount transferred for each transfer which will be deducted from the amount transferred. Transfers during the Purchase Period are permitted as follows:



- You may transfer your Account Value among the Variable Account Options once each day;



- You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options once each day; and/or



- You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option once each day, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the AGSPC Stock Index Fund Division 5 on January 1, of a Contract Year, you will not be allowed to transfer the Account Value in the AGSPC Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 1, of such Contract Year.)


Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option.

Transfers can be made by calling the Company's toll-free transfer service at 1-800-424-4990. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

On each Contract Anniversary, the Company deducts an Account Maintenance Fee of $30 from your Account Value during the Purchase Period. The fee is deducted proportionately from each investment option. If the Account Value on a Contract Anniversary is at least $25,000, the Company will waive the fee for the following Contract Year.

SURRENDER CHARGE


Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed as a percent of the total Purchase Payments withdrawn based on the length of time from when each Purchase Payment was received up to a maximum of 7.0% of Purchase Payments.


Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE


Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."


SEPARATE ACCOUNT CHARGES

If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee computed at an aggregate annualized rate of 0.70% and 0.15%, respectively, on the average daily net asset value of the A.G. Separate Account A.

FUND ANNUAL EXPENSE CHARGE

A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other operating expenses which may vary.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic

More information on FEES
may be found in this
prospectus under the
headings "FEES AND
CHARGES" AND "FEE TABLE."

For a more detailed
discussion of these income
tax provisions, see the
"FEDERAL TAX MATTERS"
section of this prospectus and
of the Statement of Additional
Information.

For more information on
PURCHASE PAYMENTS, refer
to the "Purchase Period"
section of this prospectus.

CONTRACT ANNIVERSARY -- the
date that the contract
is issued and each
yearly anniversary
of that date thereafter.

--------------------------------------------------------------------------------

withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used in connection with retirement programs which receive favorable tax treatment under federal law.

PURCHASE REQUIREMENTS

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000. The minimum subsequent Purchase Payment is $1,000 for Non-Qualified Contracts and $250 for Qualified Contracts. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

Selected Purchase Unit Data
--------------------------------------------------------------------------------
The Contract is a new variable annuity product; therefore, there is no Selected Purchase Unit Data available at this time.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACT

The Contract was developed to help you save money for your retirement. It offers you a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, like payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals and your personal risk tolerances, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.

ABOUT THE COMPANY

We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101. The address to send any Purchase Payments and sums payable to the Company under the Contract is:
American General Annuity Insurance Company, P.O. Box 5429, Boston, MA 02206-5429, if sent by mail; and State Street Bank and Trust Company, Attention Lock Box A3W, 1776 Heritage Drive, North Quincy, MA 02171, if sent by overnight delivery. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.

On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

The Company is a member of the Insurance Marketplace Standards Association
(IMSA). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. The Company's membership in IMSA applies to the Company only and not its products or affiliates.

ABOUT A.G. SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Fifteen Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Twelve represents and invests in the Oppenheimer High Income Fund/VA. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.

The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. A.G. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933 (1933 Act).

A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A may not be charged with the liabilities of any other

All inquiries regarding
THE CONTRACT
may be directed to the
Annuity Service Center
at the address shown.

MUTUAL FUND OR FUND --
the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in A.G.
Separate Account A.

For more information about
THE COMPANY, see the Statement
of Additional Information.

--------------------------------------------------------------------------------


Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the contract owner, annuitants, and beneficiaries of the Contract. The commitments under the Contracts are the Company's, and American General Corporation has no legal obligation to back those commitments. When we discuss performance information in this prospectus, we mean the performance of an A.G. Separate Account A Division.


UNITS OF INTERESTS

Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interests issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying Mutual Fund minus any applicable fees and charges to A.G. Separate Account A.

DISTRIBUTION OF THE CONTRACTS

American General Distributors, Inc. ("Distributor"), an affiliate of the Company, acts as the distributor for A.G. Separate Account A. Distributor was formerly known as A.G. Distributors, Inc.

The Company will pay the registered representatives who sell the Contracts a commission. Currently, the commission paid by the Company will not be greater than 5 1/2% of Purchase Payments. The commissions paid by the Company are for certain promotional and distribution expenses associated with the marketing of the Contracts.

For more information about
DISTRIBUTOR, see the Statement
of Additional Information.

DISTRIBUTOR'S address is
2929 Allen Parkway,
Houston, Texas 77019.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

Each individual Division represents and invests, through A.G. Separate Account A, in specific Mutual Funds. These Mutual Funds serve as the investment vehicles for the Contract and include:

- AIM Variable Insurance Funds -- offers 2 funds for which A I M Advisors, Inc. serves as investment adviser.
- American General Series Portfolio Company ("AGSPC") -- offers 5 funds for which The Variable Annuity Life Insurance Company ("VALIC") serves as investment adviser.
- OCC Accumulation Trust ("OCCAT") -- offers 1 fund for which OpCap Advisors serves as investment adviser and PIMCO Advisors L.P. serves as investment sub-adviser.
- Oppenheimer Variable Account Funds -- offers 4 funds for which OppenheimerFunds, Inc. serves as investment adviser.
- Franklin Templeton Variable Insurance Products Trust -- offers 2 funds for which Templeton Investment Counsel, Inc. and Templeton Asset Management, Ltd. (both wholly-owned subsidiaries of Franklin Resources, Inc.), serve as investment adviser.
- Van Kampen Life Investment Trust -- offers 1 fund for which Van Kampen Asset Management Inc. serves as investment adviser.

Each of these Mutual Funds is registered as a diversified open-end, management investment company and is regulated under the 1940 Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

VARIABLE ACCOUNT
OPTIONS -- investment
options that correspond
to the A.G. Separate Account A
Divisions offered by
the Contract.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.

PURCHASE PAYMENTS

You may establish an account only through a registered representative. Initial Purchase Payments must be received by the Company either with, or after, a completed application. All Purchase Payments and sums payable to the Company under the Contract must be sent to the Company's lock box at State Street Bank & Trust Company at the following addresses: American General Annuity Insurance Company, P.O. Box 5429, Boston, MA 02206-5429, if the Purchase Payments are sent by mail; and State Street Bank and Trust Company, Attention Lock Box A3W, 1776 Heritage Drive, North Quincy, MA 02171, if the Purchase Payments are sent by overnight delivery.

Minimum initial and subsequent Purchase Payments are as follows:

                                   Initial    Subsequent
                                   Purchase    Purchase
          Contract Type            Payment     Payment
---------------------------------  --------   ----------
Non-Qualified Contract              $5,000      $1,000
Qualified Contract                  $2,000      $  250

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments we will accept without our prior approval is $1,000,000.

You may select on your Contract application the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate on the Preauthorized Debit Form to be sent in with your Contract application. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50.

Purchase Payments are received at the Annuity Service Center. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

- Accept the Application -- and issue a contract.

- Reject the Application -- and return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. We will return the Purchase Payments within 5 business days if the requested information is not provided, unless you otherwise so specify.

In states where we are required by state law to refund an amount equal to Purchase Payments, we invest your initial Purchase Payment and any additional Purchase Payments in the Money Market Division from the date your investment performance begins until the first business day 10 days later (may vary by state). Then we will automatically allocate your investment among the investment options you have chosen. See "Right to Return", below.

RIGHT TO RETURN


If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments adjusted to reflect
(1) investment experience and (2) any Fees and Charges which have been deducted. (In some states, we will return Purchase Payments as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days (may vary by state) after you receive it. The address for the Annuity Service Center is located in the back of this prospectus.


PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Once we have issued your Contract and have applied your initial Purchase Payment as described above, any subsequent Purchase Payments received at the address above before the close of the Exchange will be credited the same business day. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE

The Purchase Unit value for a Division is calculated as shown below:
Step 1: Calculate the gross investment rate:

  Gross Investment Rate
= (EQUALS)
  The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/ (DIVIDED BY)
  The value of the Division for the immediately preceding day on which the values are calculated.

PURCHASE PAYMENTS -- an
amount of money you pay to
the Company to receive the
benefits of an annuity
offered by the Contract.

PURCHASE UNIT -- a
measuring unit used to
calculate your Account
Value during the Purchase
Period. The value of a
Purchase Unit will vary with
the investment experience
of the Separate Account
Division you have selected.

For more information as to
how PURCHASE UNIT VALUES
are calculated, see the
Statement of Additional
Information.

--------------------------------------------------------------------------------

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the Exchange is open.
Step 2: Calculate net investment rate for any day as follows:

  Net Investment Rate
= (EQUALS)
  Gross Investment Rate (calculated in Step 1)
- (MINUS)
  Separate Account charges and any income tax charges.

Step 3: Determine Purchase Unit Value for that day.

  Purchase Unit Value for that day.
= (EQUALS)
  Purchase Unit Value for immediate preceding day.
X (MULTIPLIED BY)
  Net Investment Rate (as calculated in Step 2) plus 1.00.

CHOOSING INVESTMENT OPTIONS

There are 18 investment options offered under the Contract. This includes 3 Fixed Account Options and 15 Variable Account Options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the 1940 Act. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

Each of the Fixed Account Options are part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in "Summary" appearing in this prospectus. The DCA One Year Fixed Account Option and the DCA Six Month Fixed Account Option are used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of these Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for these Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option(s) will be paid regardless of the investment results experienced by the Company's general assets.

Here is how you may calculate the value of your Fixed Account Option(s) during the Purchase Period:

  Value of Your Fixed Account Options
= (EQUALS)
  All Purchase Payments made to the Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable Account Options to the Fixed
  Account Options
+ (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn from Fixed Account Options
  (including applicable fees and charges)

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.


If your Account Value falls below $500, and you do not make any Purchase Payments for 180 days we reserve the right to forward to your attention, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $500 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made among the Contract's Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option free of charge. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred).


Transfers during the Purchase Period are permitted as follows:



- You may transfer your Account Value among the Variable Account Options once each day;



- You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options once each day; and/or



- You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option once each day, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the AGSPC Stock Index Fund Division 5 on January 1, of a Contract Year, you will not be allowed to transfer the Account Value in the AGSPC Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 1, of such Contract Year.)


The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or One Year Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Variable Account Option or the One Year Fixed Account Option below $500, we will transfer your entire Account Value in that Variable Account Option or the One Year Fixed Account Option.

Transfers from the One Year Fixed Account Option to a Variable Account Option are limited to 20%, per Contract Year, of the Account Value of the One Year Fixed Account Option. This 20% per Contract Year limit is determined as of the immediately preceding Contract Anniversary.

We currently do not permit transfers from the Variable Account Options to the DCA Fixed Account Options. Transfers from the DCA Fixed Account Options may only be made under the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" -- section of this prospectus.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250.

Transfers during the Payout Period are permitted subject to the following limitations:

                % OF ACCOUNT                               OTHER
ACCOUNT OPTION     VALUE           FREQUENCY          RESTRICTIONS(2)
--------------  ------------  --------------------  --------------------
Variable:        Up to 100%   Unlimited among       The minimum amount
                              Variable Account      to be transferred is
                              Options(1). Once per  $250 or the entire
                              year if the transfer  amount in the
                              is made to the One    Variable Account
                              Year Fixed Account    Option if less. The
                              Option.               minimum amount which
                                                    must remain in the
                                                    Variable Account
                                                    Option after a
                                                    transfer is $500 or
                                                    $0 if the entire
                                                    amount of the
                                                    Variable Account
                                                    Option is
                                                    transferred.
Fixed:              Not       --                    --
                 permitted

---------------

(1) The Company may change the number of transfers permitted to no more than six
    (6) transfers per year during the Payout Period.
(2) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose such a fee in the future which will not exceed the lesser of $25 or 2% of the amount transferred.

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.

Instructions for transfers or reallocations may be made by calling 1-800-424-4990. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions, in order to permit future telephone

ACCOUNT VALUE -- the total
sum of your Fixed Account
and/or Variable Account
Options that have not yet
been applied to your Payout
Payments.

PURCHASE PERIOD -- the time
between your first Purchase
Payment and your Payout
Period (or surrender).


PAYOUT PERIOD -- the time


that starts when you begin to


withdraw your money in a


steady stream of payments.


CONTRACT YEAR -- the first
twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract.

CONTRACT ANNIVERSARY -- the date
that the contract is issued
and each yearly anniversary
of that date thereafter.


ANNUITY SERVICE CENTER -- our


Annuity Service Center is


located at 205 E. 10th


Avenue, Amarillo, Texas 79101

--------------------------------------------------------------------------------

transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents the Company may give telephone instructions on your behalf without the Company's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of the Company).

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instruction may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

SWEEP ACCOUNT PROGRAM

During the Purchase Period you may elect to participate in the Sweep Account Program if your Account Value in the One Year Fixed Account Option is at least $25,000 on the date that the request for the Sweep Account Program is received by us at the Annuity Service Center. The Sweep Account Program allows you to transfer the earnings from the One Year Fixed Account Option to the Variable Account Options. The transfers can be made on a quarterly, monthly, semi-annual or annual basis. All amounts transferred must be in whole percentages, with a 10% minimum to be transferred to each selected Variable Account Option(s). There is no charge for the Sweep Account Program. We do not take into account transfers made pursuant to the Sweep Account Program in assessing any transfer fee.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

- The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

RESERVATION OF RIGHTS AND MARKET TIMING

If a transfer causes your Account Value in the One Year Fixed Account Option or a Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the One Year Fixed Account Option to the Variable Account Options for up to six months.


The Contracts are not designed for professional market timing organizations or other entities using programmed and/or frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding frequent transfer requests.


DOLLAR COST AVERAGING PROGRAM

You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the Money Market Division to one or more Variable Account Options not including the Money Market Division. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide three Fixed Account Options, two of which, the DCA One Year Fixed Account and the DCA Six Month Fixed Account, are available only for dollar cost averaging.

We determine the amount of transfers from a DCA Fixed Account Option or the Money Market Division by dividing the Purchase Payments allocated to that DCA Fixed Account Option or the Money Market Division by a factor based on the number of months remaining in the term. Transfers from a DCA Fixed Account Option or the Money Market Division are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the Money Market Division, in whole percentages using a maximum of 10 Variable Account options. The minimum amount to be transferred into a Variable Account Option is 10% of the entire amount transferred.

--------------------------------------------------------------------------------

We will transfer your entire Account Value in a DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250 per transfer. We currently do not permit transfers to either DCA Fixed Account from the Variable Account Options or the One Year Fixed Account Option.


You may enroll in dollar cost averaging for the DCA Fixed Account Options only when you make initial or subsequent Purchase Payments. If you choose the DCA Fixed Account Options, then dollar cost averaging will only apply to the Purchase Payment portion of your Account Value. However, you may enroll in dollar cost averaging for the Money Market Division at any time. If you choose the Money Market Division for dollar cost averaging it must be for at least a 12 month period. There is no charge for dollar cost averaging. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.


The chart below explains the different Account Options you may choose if you elect to participate in the Dollar Cost Averaging Program offered by the
Contract:


                           FREQUENCY             OTHER
ACCOUNT OPTION            OF TRANSFERS        RESTRICTIONS
---------------------  ------------------  ------------------
- DCA One Year Fixed   Monthly, for a 12   You may only
  Account Option       month period        participate at the
                                           time that Purchase
                                           Payments are
                                           made.(1)(2)
- DCA Six Month Fixed  Monthly, for a 6    You may only
  Account Option       month period        participate at the
                                           time that Purchase
                                           Payments are
                                           made.(1)(2)
- Money Market         Monthly             You must remain in
  Division                                 this account
                                           option for the
                                           Dollar Cost
                                           Averaging Program
                                           for at least a 12
                                           month period.


---------------

(1) You will not be permitted to transfer Account Value into a DCA Fixed Account Option once the entire Account Value has been transferred out of a DCA Fixed Account Option.


(2) The Dollar Cost Averaging Program will only apply to the Purchase Payment portion of your Account Value.


PORTFOLIO REBALANCING PROGRAM

From time to time, we will make available a portfolio rebalancing program which provides for periodic pre-authorized automatic transfers among the Variable Account Options pursuant to your written allocation instructions. We will make such transfers to maintain a specified percentage allocation of Account Value among the Variable Account Options as selected by you. We require each allocation to a Variable Account Option equal at least 1% of Account Value.


The portfolio rebalancing program will begin on the date that your request for portfolio rebalancing is received by us at the Annuity Service Center. You may select rebalancing to occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Variable Account Options are available for portfolio rebalancing. The Fixed Account Options do not participate in portfolio rebalancing.


There is no charge for portfolio rebalancing. We do not take into account transfers made pursuant to the Portfolio Rebalancing Program in assessing any transfer fee.

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in the Contract, you may be subject to six basic types of fees and charges:

- Account Maintenance Fee
- Surrender Charge
- Premium Tax Charge
- Separate Account Charges
- Fund Annual Expense Charges
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $30 will be deducted on each Contract Anniversary from your Account Value during the Purchase Period. If all your money in the Contract is withdrawn, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account and Fixed Account Options. This includes the expense for establishing and maintaining the recordkeeping for your Contract.

During the Purchase Period, if your Account Value on a Contract Anniversary is at least $25,000, we will waive the account maintenance fee for the next Contract Year.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the Purchase Payments are withdrawn first under the concept of first-in, first-out. No surrender charge will be applied unless an amount is actually withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

Amount of Surrender Charge

A surrender charge may not be greater than:

   NUMBER OF YEARS
        SINCE
  DATE OF PURCHASE       CHARGE AS PERCENTAGE OF
       PAYMENT          PURCHASE PAYMENT WITHDRAWN
  ----------------      --------------------------
          1                         7%
          2                         7%
          3                         5%
          4                         5%
          5                         4%
          6                         2%
          7+                        0%

10% Free Withdrawal

For each Contract Year after the first Contract Year, up to 10% of the Account Value, determined as of the immediately preceding Contract Anniversary (or if during the first Contract Year, the date the Contract is issued), may be withdrawn once each Contract Year without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value, determined as of the immediately preceding Contract Anniversary.


If a surrender charge is applied to all or part of a Purchase Payment, then your Purchase Payment (or portion thereof) will be considered withdrawn, and no surrender charge will be applied to such Purchase Payment (or portion thereof) again.


The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested, after a withdrawal, is $500.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

- To death benefits;

- To Payout Payments; and

- To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.

CONTRACT ANNIVERSARY -- the
date that the contract
is issued and each
yearly anniversary
of that date thereafter.

CONTRACT YEAR -- the first
twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract.

--------------------------------------------------------------------------------

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. Currently, rates range from zero to 3.5%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

- receipt of the Purchase Payments;

- the commencement of Payout Payments;

- surrender (full or partial); or

- the payment of death benefit proceeds.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 0.70% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay, during the Purchase Period, a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration fee.

The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

For more information about the mortality and expense risk fee and administration fee, see the Fee Table in this prospectus.

FUND ANNUAL EXPENSE CHARGES

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to withdraw your money in a steady stream of payments. You select the date to begin the Payout Period, the Payout Date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

  - Your age or your age and the age of your survivor(1);

  - Your sex or your sex and the sex of your survivor(1)(2);

  - The portion of your Account Value being applied; and

  - The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

(2) Not applicable for certain Contracts.

VARIABLE PAYOUT

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE
PAYOUT

With a Combination Fixed and Variable Payout, you can divide your Account Value between:

  - Variable Payout, from your existing Variable Account Options (payments will vary); and

  - Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your payout payments will start and is subject to our approval. The Payout Date must be at least four years after the date that the Contract is issued. You may change the Payout Date subject to our approval. We will notify you of the approaching Payout Date 60 to 90 days prior to such date. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 85 or ten years after we issue the Contract. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. However, the date may be later for participants in 403(b) plans. Non-qualified annuities do not have a specific date. For additional information on the minimum distribution rules that apply to payments under IRA or 403(b) plans, see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

PAYOUT UNIT -- a measuring
unit used to calculate Payout
Payments from your Variable
Account Option. Payout Unit
values will vary with the
investment experience of the
A.G. Separate Account A
Division you have selected.

ASSUMED INVESTMENT
RATE -- the rate used to
determine your first monthly
Payout Payment per
thousand dollars of Account
Value in your Variable
Account Option(s).

--------------------------------------------------------------------------------

   - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

   PAYOUT INFORMATION

   Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age
   59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception to federal tax law. See "Federal Tax Matters" in this prospectus.

   Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

  - Payments will be made under the Life with Period Certain Option,

  - The payments will be guaranteed for a 10 year period,

  - The payments will be based on the allocation used for your Account Value,

  - The non-DCA Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis, and

  - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semiannual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

For more information about
PAYOUT OPTIONS
available under the Contract,
see the Statement of
Additional Information.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and/or

  - allowed under your retirement plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see "Federal Tax Matters" in this prospectus.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:

                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender                              - (MINUS)
        Value                             Any Applicable
                          = (EQUALS)         Surrender
                                            Charge, any
                                         applicable taxes
                                            and Account
                                          Maintenance Fee

  (1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except for attainment of age 70 1/2, retirement or other termination of employment or death.

PARTIAL SURRENDER

You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $500 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the One Year Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Options.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. Account Value, for purposes of the Systematic Withdrawal Program, is determined as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the date we issue you the Contract. See the "Fees and Charges" section in this prospectus.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

  - Payments to be made to you;

  - Payment over a stated period of time;

  - Payment of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the

--------------------------------------------------------------------------------

Fixed Account Option that you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW.

See "Federal Tax Matters" in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by tax law.

For an explanation of possible adverse tax consequences of a surrender, see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

We issue other fixed and/or variable annuity contracts (other contracts) in addition to ElitePlus Value. We will allow you, under certain conditions, to exchange from one of these other contracts to ElitePlus Value. If you elect to exercise an exchange, you should contact our Annuity Service Center at the address shown in the back of this prospectus. An exchange may require the issuance of a contract or may be subject to any other requirements that the Company may impose. Below are certain provisions regarding an exchange into ElitePlus Value. Please carefully read this entire prospectus for a more detailed description of ElitePlus Value.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

You will be subject to the rules concerning transfers among investment options as stated in the "Transfers Between Investment Options" section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in ElitePlus Value. Please read the "Transfers Between Account Options" section in this prospectus.

WE RESERVE THE RIGHT TO
TERMINATE, MODIFY OR SUSPEND
THESE EXCHANGE PRIVILEGES AT ANY TIME.

CHARGES AND TAXES

While we impose no fee for an exchange, you will be subject to all of the fees and charges stated in this prospectus. These fees and charges may include a surrender charge, mortality and expense risk fee, administrative fee, account maintenance fee and certain other fees and charges. These charges will be incurred even though you may not have them on the contract you were in before your exchange into ElitePlus Value. Please read the "Fees and Charges" section of this prospectus.

Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of ElitePlus Value.

DEATH BENEFITS
--------------------------------------------------------------------------------

The Contract will pay a death benefit during either the Purchase Period or the Payout Period. How the death benefit will be paid is discussed below. The death benefit provisions in the Contract may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- Payment of the entire death benefit within 5 years of the date of death; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

SPECIAL INFORMATION FOR NON-TAX QUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a Non-Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:

- within 5 years of the date of death; or

- beginning within 1 year of the date of death under:

  - a life annuity with or without a period certain, or

  - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.

JOINT OWNER SPOUSAL ELECTION INFORMATION

The Beneficiary will receive the Death Benefit payout if:

- the Contract Owner dies before the Payout Date, or

- the Annuitant dies during the Annuity Period.

If the Annuitant dies before the Annuity date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to Joint Owners of a Non-Qualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the Non-Qualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.

DURING THE PURCHASE PERIOD

If death occurs before your 80th birthday, then the Death Benefit during the Purchase Period will be the greater of:

  Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center
    OR
  100% of Purchase Payments (to Fixed and/or
  Variable Account Options)
  - (MINUS)
  Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout
  Option

If death occurs at the age of 80 or older, then the Death Benefit during the Purchase Period will be:

  Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center.

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

BENEFICIARY -- the person
designated to receive Payout
Payments or the Account Value
upon the death of
an Annuitant or the Owner.

ANNUITANT -- the individual,
(in most cases this person is
you) to whom Payout
Payments will be paid. The
Annuitant is also the
measuring life for the Contract.

FIXED ACCOUNT OPTIONS -- a
particular subaccount into
which your Purchase
Payments and Account Value
may be allocated to fixed
investment options.  Currently,
there are three Fixed
Account Options: the One Year
Fixed Account Option; the DCA
Six Month Fixed Account
Option; and the DCA One Year
Fixed Account Option. The
One Year Fixed Account Option
is guaranteed to earn at least a
minimum rate of interest.

VARIABLE ACCOUNT
OPTIONS -- Investment
Options that correspond to
A.G. Separate Account A
Divisions offered by the
Contract. Investment returns
on Variable Account Options
will be positive or negative
depending on the investment
performance of the
underlying mutual fund.

CONTRACT ANNIVERSARY -- the
date that the contract
is issued and each
yearly anniversary
of that date thereafter.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------

We will advertise information about the investment performance of the A.G. Separate Account A Divisions. Our advertising of the past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously or currently are available through other annuity or life insurance contracts. We may therefore, advertise investment performance since the inception of the underlying Funds. In each case, we will use the charges and fees imposed by the Contract in calculating the Division's investment performance.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

We may advertise the Divisions' Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $10,000

Each of these is described below.

STANDARD AVERAGE ANNUAL TOTAL RETURN

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. This will include account maintenance fees and surrender charges that would have been deducted if you surrendered the Contract at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods. If Standard Average Annual Total Return for a Division is not available for a stated period, we may show the Standard Average Annual Total Return since Division inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL RETURN

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, surrender charges and premium taxes are not deducted. The SEC staff takes the position that performance information of an underlying Fund reduced by Account fees for a period prior to the inception of the corresponding Division is nonstandard performance information regardless of whether all Account fees and charges are deducted. For Divisions 1-7, which recently commenced operations, only Nonstandard Average Annual Total Returns are shown. Accordingly the Standard Average Annual Total Return for each of these Divisions will be shown when it becomes available.

CUMULATIVE TOTAL RETURN

Cumulative Total Return assumes the investment in the Contract will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 5 and 10 year periods. If Cumulative Total Return for a Division is not available for a stated period, we may show the Cumulative Total Return since Division inception. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

DIVISIONS -- subaccounts of
A.G. Separate Account A
which represent the Variable
Account Options in the
Contract. Each Division
invests in a different mutual
fund, each having its own
investment objective and
strategy.

PURCHASE PAYMENTS -- an
amount of money you pay to
the Company to receive the benefits
of an annuity Contract offered
by the Contract.

For more information on how
TOTAL RETURN PERFORMANCE
INFORMATION is calculated,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

ANNUAL CHANGE IN PURCHASE UNIT VALUE

Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;

  - The difference is divided by the Purchase Unit Value at the start of the year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT
INVESTMENT AMOUNTS

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contract charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

AGSPC MONEY MARKET DIVISION

We may advertise the AGSPC Money Market Division's Current Yield and Effective Yield.

The Current Yield refers to the income produced by an investment in the AGSPC Money Market Division over a given 7-day period. The Current Yield does not take into account surrender charges or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield.

DIVISIONS OTHER THAN MONEY MARKET FUND DIVISIONS

We may advertise the standardized yield performance for each Division. The yield for each Division will be determined as follows:

  - We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

  - We will divide the remainder by the Purchase Unit Value on the last day of the period; and

  - We will annualize the result.

PERFORMANCE INFORMATION:

AVERAGE ANNUAL TOTAL RETURN AND CUMULATIVE RETURN TABLES.

In the sections above we have described a number of ways we may advertise information about the investment performance of A.G. Separate Account A Divisions. Certain performance information for each A.G. Separate Account A Division is printed in the three tables below.

The information presented does not reflect the advantage under the Contract of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments (see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.) The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract owner.

                                                                         TABLE I

                  AVERAGE ANNUAL TOTAL RETURN OF AN INVESTMENT
 IN A HYPOTHETICAL CONTRACT* WITH SURRENDER CHARGE AND MAINTENANCE FEE IMPOSED
               (FROM UNDERLYING FUND INCEPTION TO MARCH 31, 2000)

                                                                FUND
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   ------
AGSPC Government Securities Fund (Division 4)...............  01/16/86         --       6.21%      4.84%    (6.60)%
AGSPC Growth & Income Fund (Division 1).....................  04/29/94      18.13%        --      19.97      5.73
AGSPC International Equities Fund (Division 2)..............  10/02/89         --       8.24      11.16     17.43
AGSPC Money Market Fund (Division 6)........................  01/16/86         --       3.90       3.60     (2.94)
AGSPC Stock Index Fund (Division 5).........................  04/20/87         --      17.25      25.17      9.39
AIM V.I. Capital Appreciation Fund (Division 8).............  05/05/93      22.63         --      25.37     56.90
AIM V.I. Diversified Income Fund (Division 9)...............  05/05/93       4.76         --       5.41     (9.09)
OCCAT Managed Portfolio (Division 3)(1).....................  08/01/88         --      15.84      15.01     (4.58)
Oppenheimer Capital Appreciation Fund/VA (Division 10)......  04/03/85         --      19.46      30.67     44.06
Oppenheimer High Income Fund/VA (Division 12)...............  04/30/86         --      11.58       7.57     (8.47)
Oppenheimer Main Street Growth & Income Fund/VA (Division
  11).......................................................  07/05/95      23.64         --         --     12.73
Oppenheimer Small Cap Growth Fund/VA (Division 13)..........  05/01/98      21.23         --         --     64.57
Templeton Developing Markets Securities Fund -- Class 2
  (Division 14)(2)..........................................  03/01/96      (9.14)        --         --     23.94
Templeton International Securities Fund -- Class 2 (Division
  15)(3)....................................................  05/01/92      13.69                 15.89     13.72
Van Kampen LIT Emerging Growth Portfolio (Division 7).......  07/03/95      43.35         --         --    115.61

---------------

  * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period. The Standard Average Annual Total Return for Divisions 1-7 will be shown when it becomes available.

(1) On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest For Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the present OCC Accumulation Trust (the "New Trust"), at which time the New Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the New Trust. For the period prior to September 16, 1994, the performance figure for the Managed Portfolio reflects the performance of the corresponding Managed Portfolio of the Old Trust.

(2) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton Developing Markets Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

(3) Effective May 1, 2000 the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton International Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

                                                                        TABLE II

                  AVERAGE ANNUAL TOTAL RETURN OF AN INVESTMENT
IN A HYPOTHETICAL CONTRACT* WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED
               (FROM UNDERLYING FUND INCEPTION TO MARCH 31, 2000

                                                                FUND
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   ------
AGSPC Government Securities Fund (Division 4)...............  01/16/86         --       6.24%      5.44%     0.43%
AGSPC Growth & Income Fund (Division 1).....................  04/29/94      18.35%        --      20.30     12.77
AGSPC International Equities Fund (Division 2)..............  10/02/89         --       8.26      11.64     24.48
AGSPC Money Market Fund (Division 6)........................  01/16/86         --       3.93       4.23      4.10
AGSPC Stock Index Fund (Division 5).........................  04/20/87         --      17.28      25.44     16.43
AIM V.I. Capital Appreciation Fund (Division 8).............  05/05/93      22.76         --      25.67     63.95
AIM V.I. Diversified Income Fund (Division 9)...............  05/05/93       4.97         --       6.00     (2.06)
OCCAT Managed Portfolio (Division 3)(1).....................  08/01/88         --      15.87      15.40      2.45
Oppenheimer Capital Appreciation Fund/VA (Division 10)......  04/03/85         --      19.49      30.91     51.11
Oppenheimer High Income Fund/VA (Division 12)...............  04/30/86         --      11.61       8.10     (1.44)
Oppenheimer Main Street Growth & Income Fund/VA (Division
  11).......................................................  07/05/95      24.10         --         --     19.77
Oppenheimer Small Cap Growth Fund/VA (Division 13)..........  05/01/98      24.03         --         --     71.63
Templeton Developing Markets Securities Fund -- Class 2
  (Division 14)(2)..........................................  03/01/96      (7.59)        --         --     30.98
Templeton International Securities Fund -- Class 2 (Division
  15)(3)....................................................  05/01/92      13.74         --      16.29     20.76
Van Kampen LIT Emerging Growth Portfolio (Division 7).......  07/03/95      43.70         --         --    122.68

---------------

  * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period. The Standard Average Annual Total Return for Divisions 1-7 will be shown when it becomes available.

(1) On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest For Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the present OCC Accumulation Trust (the "New Trust"), at which time the New Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the New Trust. For the period prior to September 16, 1994, the performance figure for the Managed Portfolio reflects the performance of the corresponding Managed Portfolio of the Old Trust.

(2) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton Developing Markets Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

(3) Effective May 1, 2000 the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton International Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

                                                                       TABLE III

                       CUMULATIVE RETURN OF AN INVESTMENT
IN A HYPOTHETICAL CONTRACT* WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED
               (FROM UNDERLYING FUND INCEPTION TO MARCH 31, 2000)

                                                                FUND
                                                              INCEPTION     SINCE
                     FUND AND DIVISION                          DATE      INCEPTION   10 YEARS   5 YEARS   1 YEAR
                     -----------------                        ---------   ---------   --------   -------   -------
AGSPC Government Securities Fund (Division 4)...............  01/16/86         --       83.13%    30.35%     0.43%
AGSPC Growth & Income Fund (Division 1).....................  04/29/94     171.62%         --    151.99     12.77
AGSPC International Equities Fund (Division 2)..............  10/02/89         --      121.24     73.40     24.48
AGSPC Money Market Fund (Division 6)........................  01/16/86         --       47.04     23.04      4.10
AGSPC Stock Index Fund (Division 5).........................  04/20/87         --      392.47    210.57     16.43
AIM V.I. Capital Appreciation Fund (Division 8).............  05/05/93     311.60          --    213.42     63.95
AIM V.I. Diversified Income Fund (Division 9)...............  05/05/93      39.85          --     33.80     (2.06)
OCCAT Managed Portfolio (Division 3)(1).....................  08/01/88         --      336.26    104.69      2.45
Oppenheimer Capital Appreciation Fund/VA (Division 10)......  04/03/85         --      493.59    284.43     51.11
Oppenheimer High Income Fund/VA (Division 12)...............  04/30/86         --      199.85     47.60     (1.44)
Oppenheimer Main Street Growth & Income Fund/VA (Division
  11).......................................................  07/05/95     177.69          --        --     19.77
Oppenheimer Small Cap Growth Fund/VA (Division 13)..........  05/01/98      51.21          --        --     71.63
Templeton Developing Markets Securities Fund -- Class 2
  (Division 14)(2)..........................................  03/01/96     (27.54)         --        --     30.98
Templeton International Securities Fund -- Class 2 (Division
  15)(3)....................................................  05/01/92     176.83          --    112.65     20.76
Van Kampen LIT Emerging Growth Portfolio (Division 7).......  07/03/95     457.68          --        --    122.68

---------------

  * The performance figures in the Table reflect the investment performance for the Funds for the stated periods and should not be used to infer that future performance will be the same. The Table reflects the historical performance of each Fund based on investment in a hypothetical Contract from the date of the Fund's inception. Hypothetical performance is based on the actual performance of the underlying Fund reduced by Separate Account fees that would have been incurred during the hypothetical period. The Standard Average Annual Total Return for Divisions 1-7 will be shown when it becomes available.

(1) On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest For Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the present OCC Accumulation Trust (the "New Trust"), at which time the New Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the New Trust. For the period prior to September 16, 1994, the performance figure for the Managed Portfolio reflects the performance of the corresponding Managed Portfolio of the Old Trust.

(2) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton Developing Markets Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

(3) Effective May 1, 2000 the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the performance figures in the Table for the Fund through March 31, 2000, reflect the historical performance and inception date of the Templeton International Fund. Additionally, performance for Class 2 shares reflects a blended figure, combining: (a) for periods prior to Class 2's inception of May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Blended figures assume reinvestment of dividends and capital gains.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGE OF BENEFICIARY
The Beneficiary (if not irrevocable) may usually be changed at any time.

The right to name or change a Beneficiary may be subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Owner dies, and there is no Beneficiary, any death benefit will be payable to the Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION -- THE 10 DAY "FREE LOOK"


You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 7 days after receipt of the Contract within the required period. The refund amount will be your Purchase Payments, adjusted to reflect (1) investment experience and (2) any Fees and Charges which have been deducted. See "Purchase Period -- Right to Return," in this prospectus.


WE RESERVE CERTAIN RIGHTS

We reserve the right to:

  - Amend the Contract to conform with substitutions of investments;

  - Amend the Contract to comply with tax or other laws;

  - Operate A.G. Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law; and

  - Deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or after a Death
Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

The Funds which comprise the Variable Account Options in the Contract may have a number of shareholders including A.G. Separate Account A, the Company, other affiliated insurance company separate accounts and retirement plans within the American General group of companies and public shareholders.

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of the Company or A.G. Separate Account A in a different manner if permitted at that time under federal securities law.

CONTRACT OWNER -- the person
entitled to the ownership rights
as stated in this prospectus.

A.G. SEPARATE
ACCOUNT A -- a segregated
asset account established by
the Company under the Texas
Insurance Code. The purpose
of A.G. Separate Account A
is to receive and invest your
Purchase Payments and
Account Value in the Variable
Account Options you have
selected.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contract provides tax-deferred accumulation over time, but is subject to federal income and federal excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential federal estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or Section 408(b) IRA or is instead a nonqualified Contract. The Contract is used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and
     Section 501(c)(3) tax-exempt
     organizations;

  - Section 408(b) individual retirement annuities.

The foregoing Contracts are "Qualified Contracts." Certain series of the Contract may also be available through a nondeductible Section 408A "Roth" individual retirement annuity.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, the Contract is also available through "Non-Qualified Contracts." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers, as well as individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement. Non-Qualified Contracts generally may invest only in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under the Contract can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986 the Internal Revenue Service (IRS) indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, such limitations could be applied to qualified contracts as well as nonqualified contracts, and the Company can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, the Company has no present indication that the IRS intends to impose such limitation, or what the terms or scope of those limitations might be.

Distributions are taxed differently depending on the program through which the Contract is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise tax under the circumstances described in the Statement of Additional Information. Generally, distributions would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all

--------------------------------------------------------------------------------

Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - The Contract issued to a tax favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments and;

  - Conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH

                                  [BAR GRAPH]
This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a tax qualified plan such as a 403(b) annuity. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee and administration fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% penalty tax may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax qualified retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax qualified retirement programs ordinarily are not subject to federal income tax until withdrawn. As shown above, investing in a tax qualified program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax qualified retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX QUALIFIED PROGRAM WILL BE REDUCED BY THE IMPACT OF FEDERAL INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of federal income taxes, contributions to tax qualified retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart across illustrates this principle by comparing a pre-tax contribution to a tax qualified retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX QUALIFIED        CONVENTIONAL
                             RETIREMENT            SAVINGS
                               PROGRAM             ACCOUNT
                            -------------        ------------
Annual amount available
  for savings before
  federal taxes.........       $2,000               $2,000
Current federal income
  tax due on Purchase
  Payments..............            0                 (560)
Net retirement plan
  Purchase Payments.....       $2,000               $1,440

This chart assumes a 28% federal income tax rate. The $560 that is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,440 while the full $2,000 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,000, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,440 while the contribution to a conventional savings account requires the full $2,000 out-of-pocket expense.

--------------------------------------------------------------------------------

The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code which allows participants to exclude contributions, within limits, from gross income.

Please tear off, complete and return the form below to the Annuity Service Center at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-424-4990.

 ................................................................................

                                 THE CONTRACTS

Please send me a free copy of the Statement of Additional Information for A.G. Separate Account A (ElitePlus Value).

                             (Please Print or Type)

--------------------------------------------------------------------------------


   Name:                                                  Policy #
   Address:
   Social Security Number:
-------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE
                                                   ----
General Information..............................    3
The Company......................................    3
Marketing Information............................    3
Endorsements and Published Ratings...............    4
Types of Variable Annuity Contracts..............    5
Variable Annuity Contract General Provisions.....    5
Federal Tax Matters..............................    6
    Tax Consequences of Purchase Payments........    6
    Tax Consequences of Distributions............    7
    Special Tax Consequences -- Early
       Distribution..............................    8
    Special Tax Consequences -- Required
       Distributions.............................    9
    Tax Free Rollovers, Transfers and
       Exchanges.................................   10
Exchange Privilege...............................   10
Calculation of Surrender Charge..................   11
    Illustration of Surrender Charge on Total
       Surrender.................................   11
    Illustration of Surrender Charge on a 10%
       Partial Surrender Followed by a Full
       Surrender.................................   11
Purchase Unit Value..............................   12
    Illustration of Calculation of Purchase Unit
       Value.....................................   12

                                                   PAGE
                                                   ----
    Illustration of Purchase of Purchase Units...   12
Performance Calculations.........................   12
    Illustration of Calculation of Current Yield
       for Money Market Division.................   12
    Illustration of Calculation of Effective
       Yield for Money Market Division...........   13
Standardized Yield for Bond Fund Divisions.......   13
    Illustration of Calculation of Standardized
       Yield for Bond Fund Divisions.............   13
    Calculation of Average Annual Total Return...   14
Performance Information..........................   15
Payout Payments..................................   17
    Assumed Investment Rate......................   17
    Amount of Payout Payments....................   17
    Payout Unit Value............................   17
    Illustration of Calculation of Payout Unit
       Value.....................................   18
    Illustration of Payout Payments..............   18
Distribution of Variable Annuity Contracts.......   19
Experts..........................................   19
Comments on Financial Statements.................   19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                      CONTACT THE ANNUITY SERVICE CENTER:
                               205 E. 10TH AVENUE
                             AMARILLO, TEXAS 79101
                                 1-800-424-4990

                      PURCHASE PAYMENTS SHOULD BE SENT TO:
                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                                 P.O. BOX 5429
                    BOSTON, MA 02206-5429 (IF SENT BY MAIL)

                                       OR

                      STATE STREET BANK AND TRUST COMPANY
                             ATTENTION LOCK BOX A3W
                              1776 HERITAGE DRIVE
             NORTH QUINCY, MA 02171 (IF SENT BY OVERNIGHT DELIVERY)

                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 1-800-424-4990
                FOR UNIT VALUE INFORMATION CALL: 1-800-424-4990
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-424-4990
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[AMERICAN GENERAL FINANCIAL GROUP LOGO]

           ELITEPLUS(R) VALUE IS
       ISSUED BY AMERICAN GENERAL
       ANNUITY INSURANCE COMPANY

       Executive Offices: Houston, Texas

       Annuity Service Center:
       205 E. 10th Avenue
       P.O. Box 871
       Amarillo, Texas 79105-0871

       1-800-424-4990

       American General Annuity
       Insurance Company is a member
       of the American General
       Financial Group, the marketing
       name for American General
       Corporation and its subsidiaries.

                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY

                            A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                               ELITEPLUS(R) VALUE

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                                FORM N-4 PART B
                                 AUGUST 1, 2000

This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated August 1, 2000 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing the Company, at 205 E. 10th Avenue, Amarillo, Texas 79101; 1-800-424-4990. Prospectuses are also available from registered sales representatives.

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE
                                                   ----
General Information..............................    3
The Company......................................    3
Marketing Information............................    3
Endorsements and Published Ratings...............    4
Types of Variable Annuity Contracts..............    5
Variable Annuity Contract General Provisions.....    5
Federal Tax Matters..............................    6
    Tax Consequences of Purchase Payments........    6
    Tax Consequences of Distributions............    7
    Special Tax Consequences -- Early
       Distribution..............................    8
    Special Tax Consequences -- Required
       Distributions.............................    9
    Tax Free Rollovers, Transfers and
       Exchanges.................................   10
Exchange Privilege...............................   10
Calculation of Surrender Charge..................   11
    Illustration of Surrender Charge on Total
       Surrender.................................   11
    Illustration of Surrender Charge on a 10%
       Partial Surrender Followed by a Full
       Surrender.................................   11
Purchase Unit Value..............................   12
    Illustration of Calculation of Purchase Unit
       Value.....................................   12

                                                   PAGE
                                                   ----
    Illustration of Purchase of Purchase Units...   12
Performance Calculations.........................   12
    Illustration of Calculation of Current Yield
       for Money Market Division.................   12
    Illustration of Calculation of Effective
       Yield for Money Market Division...........   13
Standardized Yield for Bond Fund Divisions.......   13
    Illustration of Calculation of Standardized
       Yield for Bond Fund Divisions.............   13
    Calculation of Average Annual Total Return...   14
Performance Information..........................   15
Payout Payments..................................   17
    Assumed Investment Rate......................   17
    Amount of Payout Payments....................   17
    Payout Unit Value............................   17
    Illustration of Calculation of Payout Unit
       Value.....................................   18
    Illustration of Payout Payments..............   18
Distribution of Variable Annuity Contracts.......   19
Experts..........................................   19
Comments on Financial Statements.................   19

                              GENERAL INFORMATION

THE COMPANY

     American General Annuity Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents, and specialty brokers. As of December 31, 1999, the Company had over $18 billion in assets.


     The Company is licensed to do business in 47 states, Puerto Rico and the District of Columbia and is incorporated in the state of Texas. On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation. On this date, the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. The Company serves as the custodian of, and provides general accounting services for, A.G. Separate Account A. The Company's executive offices are located at 2929 Allen Parkway, Houston, TX 77019.


MARKETING INFORMATION

     The Company may, from time to time, refer to itself in certain marketing materials as American General Annuity. The Company may, from time to time, refer to American General Financial Group and/or American General Retirement Services. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. American General Retirement Services is a financial reporting segment of American General Corporation. The Company and The Variable Annuity Life Insurance Company are the two insurance companies that constitute American General Retirement Services.

     The Company may compare the performance of the Divisions to the S&P 500 Index, S&P 500 & Lehman Brothers Aggregate Index, Lipper Variable Annuity Flex Portfolio IX, Lipper Variable Annuity Mid-Cap Index, Salomon Brothers 1-10 Yr. Treasury Index, Europe, Australia and Far East Index, or any other appropriate market index. The indexes are not managed funds and have no identifiable investment objectives.

     The Company, in its marketing efforts, may also refer to the following investment advisers referenced in the Prospectus.

     The Company may, from time to time, refer to A I M Advisors, Inc. (AIM) and/or AIM Management Group Incorporated (AIM Management), as investment adviser to the AIM V.I. Capital Appreciation Fund (underlying Division Eight) and the AIM V.I. Diversified Income Fund (underlying Division Nine). AIM has acted as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 120 investment portfolios encompassing a broad range of investment objectives.

     The Company may, from time-to-time, refer to OppenheimerFunds, Inc. (OppenheimerFunds) as investment adviser to the Oppenheimer Capital Appreciation Fund/VA (underlying Division Ten), the Oppenheimer Main Street Growth & Income Fund/VA (underlying Division Eleven) the Oppenheimer High Income Fund/VA (underlying Division Twelve) and the Oppenheimer Small Cap Growth Fund/VA (underlying Division Thirteen). Oppenheimer Funds is one of the largest and most respected investment managers in the mutual fund business. Founded in 1959, Oppenheimer Funds (and its subsidiary) manages more than $120 billion in more than a million mutual fund accounts as of December 31, 1999. Oppenheimer advises a broad range of mutual funds, covering the risk/reward spectrum while combining discipline, collective insight and individual accountability into its investment process.

     The Company may, from time-to-time, refer to OpCap Advisors (OpCap) as investment adviser to the OCCAT Managed Portfolio (underlying Division Three). OpCap is a subsidiary of Oppenheimer Capital, an investment advisory firm with approximately $56 billion of assets under management as of September 30, 1999.

     The Company may, from time-to-time refer to Templeton Asset Management, Ltd. (Templeton) as investment adviser to the Templeton Developing Markets Securities Fund (underlying Division Fourteen) and to Templeton Investment Council,

Inc. (Templeton Investments) as investment adviser to the Templeton International Securities Fund (underlying Division Fifteen). Franklin(R) Templeton(R) Investments has served investors for more than fifty years, having grown from a small family of funds to a global financial services leader. Today, Franklin Templeton Investments serves more than 7 million shareholders, who, as of November 30, 1999, have entrusted Franklin Templeton Investments with more than $224 billion in assets.

     The Company may, from time-to-time, refer to Van Kampen Asset Management Inc. (Van Kampen) as investment adviser to the Van Kampen LIT Emerging Growth Portfolio (underlying Division Seven). Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.

     The Company may, from time-to-time, refer to The Variable Annuity Life Insurance Company (VALIC) as investment adviser to the American General Series Portfolio Company (AGSPC) Money Market Fund (underlying Division Six), AGSPC Government Securities Fund (underlying Division Four), AGSPC Growth and Income Fund (underlying Division One), AGSPC International Equities Fund (underlying Division Two), and AGSPC Stock Index Fund (underlying Division Five). VALIC, a stock life insurance company, has been in the investment advisory business since 1960. VALIC as of December 31, 1999, had over $13 billion in assets under management. VALIC, along with the Company, is a member of the American General Corporation group of companies.

     The Company may, from time-to-time compare the performance of the funds that serve as investment vehicles for the Contract to the performance of certain market indices. These indices are described in the "Performance Information" Section of this Statement of Additional Information.

ENDORSEMENTS AND
PUBLISHED RATINGS

     Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F.

     In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D.

     Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C.

     The Company may additionally refer to its Duff & Phelp's rating. A Duff & Phelp's rating is an assessment of a company's insurance claims paying ability. Duff & Phelp's ratings range from AAA to CCC.

     Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

     The Company may from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies (CDA/Wiesenberger) when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

     Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

     The Company may, from time to time, refer to The Variable Annuity Research & Data Services (VARDS) Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information.

     Finally, the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY
CONTRACTS

     The Contracts offered in connection with the prospectus to which this Statement of Additional Information relates, are flexible payment deferred annuity Contracts.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     The majority of these Contract will be sold to individuals through financial institutions in the Non-Qualified market. A smaller number of these contracts will be sold in the Qualified market through 403(b) plans and certain IRA situations.

     The Contracts are non-participating and will not share in any of the profits of the Company.

VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

     THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

     MINIMUM CONTRACT VALUE: If the minimum Contract Value falls below the minimum Contract Value shown in the Contract, then the Company reserves the right to surrender the Contract and pay the Contract Value to the Owner.

     MISSTATEMENT OF AGE OR SEX: If the Age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct Age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.


     INCONTESTABILITY: The Contract is incontestable. The provisions of the Contract can not be contested.


     MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Owner's approval of changes and gain approval from appropriate regulatory authorities.

     NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

     EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

     PROOF OF AGE: The Company may require evidence of Age of any Annuitant or Owner.

     PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and Annuity Payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the

Contract can be taken or assigned in advance of its payment date unless the Company receives the Owner's written consent.

     REPORTS: At least once each calendar year, the Company will furnish the Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law. Reports will be sent to the last known address of the Owner.

     TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

     REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

FEDERAL TAX MATTERS

     This Section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

     403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several tax limitations. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

     Your voluntary salary reduction contributions are generally limited to $10,500 ($9,500 before 1998), although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the smallest of $30,000, approximately 25% of salary, or an exclusion allowance which takes into account a number of factors. In addition, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

     408(b) Individual Retirement Annuities ("408(b) IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and generally may be made only by individuals who:

(i) are not active participants in another retirement plan, and are not married;

(ii) are not active participants in another retirement plan, are married, but either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000.


(iii) are active participants in another retirement plan, are unmarried, and have adjusted gross income of $32,000 (Year 2000 figure) or less ($25,000 or less prior to 1998; adjusted upward for inflation after 1998); or



(iv) are active participants in another retirement plan, are married, and have adjusted gross income of $52,000 (Year 2000 figure) or less ($40,000 or less prior to in 1998; adjusted upward for inflation after 1998).


     Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year.

     You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

(i) the lesser of $2,000 ($4,000 for you and your spouse's IRA) or 100% of compensation, over

(ii)  your applicable IRA deduction limit.

     You may also make rollover contributions to an IRA of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

     408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and may be made only by individuals who:

     (i)   are unmarried and have adjusted gross income of $95,000 or less; or

     (ii) are married and filing jointly and have adjusted gross income of $150,000 or less.

     The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where adjusted gross income exceeds the limit in (i) by $15,000 or less, or the limit in (ii) by $10,000 or less. Similarly, individuals who are married and filing separately and whose adjusted gross income is less than $10,000 may make a contribution to a Roth IRA of a portion of the otherwise applicable $2,000 or 100% of compensation limit.

     All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $2,000 annual contribution limit.


     Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income and cannot exceed the lesser of $30,000 or 25% of your compensation.


     Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years. Such plans, if established by December 31, 1996, may still allow employees to make these contributions.


     Savings Incentive Match Plan for Employees ("SIMPLE"). Employer and employees contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $6,000 in any year. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.



     Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of A.G. Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any annual increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.


TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Similar restrictions will apply to all amounts transferred from a Section 403(b)(7) custodial ac-count (other than rollover contributions). Contributions which are not subject to these restrictions, such as employee contributions to a Section 403(b) annuity, may be subject to restrictions under the sponsoring employer's plan, if any. Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

     408(b) IRA, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Conversions of a 408(b) or traditional IRA to a 408A Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers of conversions completed in 1998 are generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

     408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59 1/2, death, disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to taxpayer's first 408A "Roth" IRA. The five-year holding period may be different for determining whether a distribution allowable to a conversion contribution is subject to the 10% penalty tax. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

     Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from the Company (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

     403(b) Annuities, 408(b) IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55 (only applies to qualified plans and 403(b) annuities);

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary); and

(5) distributions which do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

     Separation from service is not required for distributions from an IRA, SEP or SIMPLE IRA under #4 above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

     After 1997, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

(6) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

(7) distributions to cover certain costs of higher education tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

(8) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

     408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax as other IRAs.

SPECIAL TAX CONSEQUENCES -- REQUIRED
DISTRIBUTIONS

     403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i)  should begin to be paid when the Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

     The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of
Section 403(b)(10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

     A participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

     408(b) IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     A participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

     408A "Roth" IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the owner's lifetime, but generally do apply after the owner's death.

     A beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

     Non-Qualified Contracts. Tax laws do not require commencement of distributions from Non-Qualified Contracts at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant at the time of death.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES

     403(b) Annuities. Tax-free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

     408(b) IRAs. Funds may be transferred tax-free to a 408(b) IRA Contract, from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another 403(b) Annuity Contract or 401(a) or 403(a) Qualified Plan from this "conduit" IRA if no additional contributions have been made to that IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth
IRA) to another provided that no more than one such rollover is made during any twelve-month period.

     408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

 (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly; and

(ii) are not married filing separate returns.

     Special, complicated rules governing holding periods, escape from the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

     SEPs. Funds may be rolled over tax free from one SEP only to another SEP or a 408(b) IRA.

     Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. The exchange of one annuity contract for another is a tax-free transaction under Section 1035, but is reportable to the IRS.

EXCHANGE PRIVILEGE

     In the prospectus we describe generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to ElitePlus Value.

INFORMATION WHICH MAY BE APPLICABLE TO ANY EXCHANGE

     ElitePlus Value has certain features and charges that may be different than the other contract you are currently in. Below are some of the key features of ElitePlus Value that you should take into consideration in your decision to exchange into ElitePlus Value:

     - The maximum surrender charge in ElitePlus Value is 7%;


     - ElitePlus Value has only a standard death benefit, there are no optional death benefits; and



     - ElitePlus Value has a .70% mortality and expense charge.

                        CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the Prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER
     Example 1.

              DATE                                   TRANSACTIONS                       AMOUNT
              ----                                   ------------                       ------
2/1/95..........................  Purchase Payment                                     $10,000
2/1/96..........................  Purchase Payment                                       5,000
2/1/97..........................  Purchase Payment                                      15,000
2/1/98..........................  Purchase Payment                                       2,000
2/1/99..........................  Purchase Payment                                       3,000
2/1/00..........................  Purchase Payment                                       4,000
7/1/00..........................  Total Purchase Payment                                39,000
                                  (Assumes Account Value is $50,000)

     Assume the Account Value at the time of full withdrawal is $50,000 (7/1/00), and the Account Value on the previous anniversary (2/1/00) was $45,000. 10% of $45,000 ($4,500) is not subject to Surrender Charge.

     The total Surrender Charge is:


     (10,000 - 4,500) X 2% + 5,000 X 4% + 15,000 X 5% + 2,000 X 5% + 3,000 X 7%
     + 4,000 = $1,650*.


 ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER
     Example 2. Assumes No Interest Earned.

              DATE                                   TRANSACTIONS                       AMOUNT
              ----                                   ------------                       ------
2/1/95..........................  Purchase Payment                                     $10,000
2/1/96..........................  Purchase Payment                                       5,000
2/1/97..........................  Purchase Payment                                      15,000
2/1/98..........................  Purchase Payment                                       2,000
2/1/99..........................  Purchase Payment                                       3,000
2/1/00..........................  Purchase Payment                                       4,000
7/1/00..........................  10% Partial Surrender                                  3,900
                                  (Assumes Account Value is $39,000)
8/1/00..........................  Full Surrender

a. Since this is the first partial surrender in this participant year, calculate free withdrawal amount (10% of the value as of 2/1/97)

   10% X 39,000 = $3,900 (no charge on this 10% withdrawal)

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is 39,000 - 3,900 = $35,100

c. The Surrender Charge is


   (10,000 - 3,900) X 2% + 5,000 X 4% + 15,000 X 5% + 2,000 X 5% + 3,000 X 7% +
   4,000 X 7% = $1662*.

d. Assume that the $30 policy fee does not apply.
---------------

* These calculations refer to the following surrender charge table:



     NUMBER OF YEARS SINCE      CHARGE AS PERCENTAGE OF
    DATE OF PURCHASE PAYMENT   PURCHASE PAYMENT WITHDRAWN
    ------------------------   --------------------------
              1                            7%
              2                            7%
              3                            5%
              4                            5%
              5                            4%
              6                            2%
              7+                           0%

                              PURCHASE UNIT VALUE

     The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

               ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

     Example 3.

    1. Purchase Unit value, beginning of
       period...............................  $  1.800000
    2. Value of Fund share, beginning of
       period...............................  $ 21.200000
    3. Change in value of Fund share........  $   .500000
    4. Gross investment return (3)/(2)......      .023585
    5. Daily separate account fee*..........      .000025
                                              -----------
         *Mortality and expense risk fee and
          administration and distribution
          fee of 0.90% per annum used for
          illustrative purposes.
    6. Net investment return (4)-(5)........      .023560
                                              -----------
    7. Net investment factor 1.000000+(6)...     1.023560
                                              -----------
    8. Purchase Unit value, end of period
       (1)X(7)..............................     1.842408
                                              -----------

   ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

     Example 4.

    1. First Periodic Purchase Payment..........................  $  100.00
    2. Purchase Unit value on effective date of purchase (see
       Example 3)...............................................  $1.800000
    3. Number of Purchase Units purchased (1)/(2)...............     55.556
    4. Purchase Unit value for valuation date following purchase
       (see Example 3)..........................................  $1.842408
                                                                  ---------
    5. Value of Purchase Units in account for valuation date
       following purchase (3)X(4)...............................  $  102.36
                                                                  ---------

                            PERFORMANCE CALCULATIONS

     ILLUSTRATION OF CALCULATION OF CURRENT YIELD FOR MONEY MARKET DIVISION

     The current yield quotation based on a seven day period is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7. The 7-day Current Yield for the AGSPC Money Market Division Twenty-Six will be shown when it becomes available.

    ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION

     An effective yield quotation above is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] -1

                   STANDARDIZED YIELD FOR BOND FUND DIVISIONS

   ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR BOND FUND DIVISIONS

     The standardized yield quotation based on a 30-day period is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                         YIELD = 2 [( a - b + 1)6 - 1]
                                      -----
                                         cd

     Where:

                 a     =   net investment income earned during the period by the Fund attributable to shares owned by the Division

                 b     =   expenses accrued for the period (net of reimbursements)

                 c     =   the average daily number of Purchase Units outstanding
                           during the period

                 d     =   the maximum offering price per Purchase Unit on the last day of the period

     Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN


     Average Annual Total Return quotations for the 1, 5, and 10 year periods ended March 31, 2000, are computed by finding the average annual compounded rates of over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P (1+T)n = ERV

     Where:


                 P     =   a hypothetical initial Purchase Payment of $1,000
                 T     =   average annual total return
                 n     =   number of years
                 ERV   =   redeemable value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 Purchase Payment made at the
                           beginning of the 1, 5, or 10 year periods (or fractional
                           portion thereof)


     The Company may advertise standardized average annual total return which, includes the surrender charge of up to 7% of Gross Purchase Payments as well as non-standardized average annual total returns which does not include a surrender charge or maintenance fee.


     There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

                            PERFORMANCE INFORMATION

     THE PERFORMANCE OF A DIVISION MAY FROM TIME TO TIME BE COMPARED WITH THE FOLLOWING INDICES WHICH HAVE BEEN DEEMED BY THE COMPANY RELEVANT TO THE
DIVISION:

     The performance of the AGSPC Government Securities Fund Division 4 may be compared to Lehman Brothers U.S. Treasury Composite Index. The Lehman Brothers U.S. Treasury Composite Index consists of an index of approximately 170 government Treasury securities issues with all such issues having a maturity of greater than one year.

     The performance of the AGSPC Growth & Income Fund Division 1, OCCAT Managed Portfolio Division 3, AGSPC Stock Index Fund Division 5, AIM V.I. Capital Appreciation Fund Division 8, Oppenheimer Capital Appreciation Fund/VA Division 10, and the Oppenheimer Main Street Growth and Income Fund/VA Division 11 may be compared to the Standard & Poor's(R) Corporation ("S&P(R)")* Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index represents approximately 73% of the aggregate United States equity markets capitalization.

     The performance of the AGSPC International Equities Fund Division 2 and the Templeton International Securities Fund -- Class 2 Division 15 may be compared to EAFE Index. The EAFE Index, which commenced in 1969, is an unmanaged stock index consisting of more than 1,000 companies from Europe, Australia and the Far East. The index is capitalization weighted. It is a well known measure for international stock performance. Total returns (with income reinvested) for the EAFE Index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method.

     The performance of the AGSPC Money Market Fund Division 6 may be compared to Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index (Primary CD Index). The index is a money market index which reflects the average rate paid by New York Banks on certificates of deposit of more than $100,000. The Index for 30 days is published daily.

     The performance of the Van Kampen LIT Emerging Growth Portfolio Division 7 may be compared to Russell 2000 Index(R) ("Russell 2000")** and S&P MidCap 400 Index. The Russell 2000 was developed in 1984 by the Frank Russell Trust Company to track the stock market performance of small capitalization domestic stocks. The Russell 2000 is market weighted and consists of approximately 2000 stocks. Stocks included in the Russell 2000 are chosen by the Frank Russell Trust Company on the basis of their market size. The S&P MidCap 400 Index is market weighted and consists of 400 stocks of domestic companies having a median market capitalization of approximately $1.37 billion. Stocks included in the S&P MidCap 400 Index are chosen on the basis of their market size, liquidity and industry group representation. No stocks included in the S&P 500 Index are included in the S&P MidCap 400 Index.

     The performance of the AIM V.I. Diversified Income Fund Division 9 may be compared to Lehman Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities rated BBB- or better. The Wilshire 5000 Index consists of common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     The performance of the Oppenheimer High Income Fund/VA Division 12 may be compared to

---------------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard and Poor's ("S&P"). None of the Funds are sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

** The "Russell 2000(R) Index" and the "Russell 1000(R) Index" are trademark/service marks of the Frank Russell Trust Company. RussellTM is a trademark of the Frank Russell Trust Company.

Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index is an unmanaged index of U.S. corporate and government bonds that is a measure of the performance of the high-yield corporate bond market.

     The performance of the Oppenheimer Small Cap Growth Fund/VA Division 13 may be compared to Russell 2000 Index. (See description above.)

     The performance of the Templeton Developing Markets Securities
Fund -- Class 2 Division 14 may be compared to MSCI World Index. The MSCI World Index is an unmanaged capitalization weighted index consisting of more than 1500 issues from 22 countries as well as certain South African gold mining issues.

                                PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

     The portion of the first monthly variable payout payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed payout payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

 1. Payout Unit value, beginning of period..................  $  .980000
 2. Net investment factor for Period (see Example 3)........    1.023558
 3. Daily adjustment for 3% Assumed Investment Rate.........     .999906
 4. (2)X(3).................................................    1.023462
 5. Payout Unit value, end of period (1)X(4)................  $ 1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

 1. Number of Purchase Units at Payout Date.................   10,000.00
 2. Purchase Unit value (see Example 3).....................  $ 1.800000
 3. Account Value of Contract (1)X(2).......................  $18,000.00
 4. First monthly Payout Payment per $1,000 of Account
    Value...................................................  $     5.63
 5. First monthly Payout Payment (3)X(4)/1,000..............  $   101.34
 6. Payout Unit value (see Example 10)......................  $  .980000
 7. Number of Payout Units (5)/(6)..........................     103.408
 8. Assume Payout Unit value for second month equal to......  $  .997000
 9. Second monthly Payout Payment (7)X(8)...................  $   103.10
10. Assume Payout Unit value for third month equal to.......  $  .953000
11. Third monthly Payout Payment (7)X(10)...................  $    98.55

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified or intends to qualify the Contracts for sale in 47 states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for A.G. Separate Account A is American General Distributors, Inc. ("Distributor"). Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. Distributor is a Delaware corporation organized in 1994 and is a member of the NASD.

     The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 5 1/2% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)
     Pursuant to its underwriting agreement with Distributor and A.G. Separate Account A, the Company reimburses Distributor for reasonable sales expenses, including overhead expenses.

                                    EXPERTS

     The balance sheets of the Company as of December 31, 1999 and 1998 and the related statements of operations, shareholder's equity, comprehensive income, and cash flows for the year ended December 31, 1999, the ten months ended December 31, 1998, the two months ended February 28, 1998, and the year ended December 31, 1997 and the statements of net assets of the Separate Account as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the periods reported, all of which are included in this Statement of Additional Information, have been included herein in reliance on such reports of Ernst & Young LLP, independent auditors, given on the authority of such firm as experts in accounting and auditing.

COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of American General Annuity Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

     The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 1999, and for the fiscal year then ended.


     The address of Ernst & Young LLP, independent auditors for the financial statements of American General Annuity Insurance Company and A. G. Separate Account A, is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas 77010-2007.

                                                   AMERICAN GENERAL ANNUITY
                                                   INSURANCE COMPANY

                           PRINTED IN U.S.A.    8/00

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